UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2006

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington		98104-4096
(Address of Principal Executive Offices)		(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of Direct Financial Obligation Or Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On April 25, 2006, Plum Creek Timberlands, L.P. (the “Partnership”) and Plum Creek Timber Company, Inc. (the “Company” and, together with the Partnership, the “Issuers”) entered into a Purchase Agreement (the “Purchase Agreement”) with Banc of America Securities LLC (the “Underwriter”), pursuant to which the Underwriter agreed to purchase from the Partnership $225,000,000 aggregate principal amount of its 5.875% Notes due 2015 (the “Additional Notes”), which are fully and unconditionally guaranteed by the Company (the “Guarantees” and, together with the Additional Notes, the “Securities”). The Additional Notes will form a part of the same series as, and are fungible with, the Partnership’s outstanding 5.875% Notes due 2015 originally issued as of November 14, 2005 in the principal amount of $300,000,000 (the “Initial Notes” and, together with the Additional Notes, the “Notes”). Upon completion of the offering of the Additional Notes, the aggregate principal amount of outstanding Notes will be $525,000,000. The Securities will be issued pursuant to an Indenture, dated November 14, 2005, by and among the Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by an Officer’s Certificate, dated November 14, 2005 and an Officer’s Certificate, dated May 2, 2006 (the “Certificates”). The Issuers expect the sale of the Securities to close on May 2, 2006.

The Notes bear interest at the rate of 5.875% per year. Interest on the Notes is payable on May 15 and November 15 of each year, beginning on May 15, 2006. The Notes will mature on November 15, 2015. The Partnership may redeem some or all of the Notes at any time prior to maturity at a redemption price equal to the sum of 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued but unpaid interest, if any, to but not including the redemption date, plus, a make-whole amount, as specified in the Indenture. The Notes will be unsecured and unsubordinated obligations of the Partnership and will rank equally with all of the Partnership’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Indenture will limit the ability of the Partnership and its restricted subsidiaries from incurring certain secured debt and entering into certain sale and leaseback transactions and will limit the Partnership’s ability to consolidate, merger or sell all or substantially all of its assets. The Indenture also contains customary event of default provisions.

The Guarantees by the Company will be an unsecured and unsubordinated obligation of the Company and will rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Company has no material assets other than its investment in the Partnership. The Partnership is indirectly wholly-owned by the Company.

The public offering price of the Notes was 96.686% of the principal amount. The Partnership expects to receive net proceeds of approximately $216.0 million (plus accrued interest on the Additional Notes from November 14, 2005) and to use such net proceeds to repay outstanding indebtedness.

The Securities were offered and sold pursuant to the Issuers’ automatic shelf registration statements on Form S-3 (Registration Nos. 333-133515 and 333-133515-01) under the Securities Act of 1933, as amended, which became effective on April 25, 2006. The Issuers have filed with the Securities and Exchange Commission a prospectus supplement, dated April 25, 2006, together with the accompanying prospectus, dated April 25, 2006, relating to the offering and sale of the Securities.

For complete description of the terms and conditions of the Purchase Agreement, the Indenture, the Certificate and the Notes please refer to the Purchase Agreement, the Indenture, the Certificates and the forms of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively.

The Underwriter and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, commercial banking and general financing services for the

Issuers, including as a participant in the Issuers’ credit facilities, for which they received or will receive customary fees and expenses.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits. The following Exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement, dated April 25, 2006, by and among Plum Creek Timberlands, L.P., Plum Creek Timber Company, Inc., and Banc of America Securities LLC.

4.1

Indenture, dated as of November 14, 2005, by and among Plum Creek Timberlands, L.P., as issuer, Plum Creek Timber Company, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated herein by reference to Form 8-K filed on November 14, 2005).

4.2	Officer’s Certificate, dated November 14, 2005, establishing the terms and form of the Notes (incorporated herein by reference to Form 8-K filed on November 14, 2005).

4.3	Officer’s Certificate, dated May 2, 2006, reopening Initial Notes and reflecting issuance of Additional Notes.

4.4	Form of Note and Guarantee (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Additional Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

	By:	/s/ William R. Brown
William R. Brown
Executive Vice President and Chief
Financial Officer

DATED: May 2, 2006

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement, dated April 25, 2006, by and among Plum Creek Timberlands, L.P., Plum Creek Timber Company, Inc., and Banc of America Securities LLC.

4.1

Indenture, dated as of November 14, 2005, by and among Plum Creek Timberlands, L.P., as issuer, Plum Creek Timber Company, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated herein by reference to Form 8-K filed on November 14, 2005).

4.2	Officer’s Certificate, dated November 14, 2005, establishing the terms and form of the Notes (incorporated herein by reference to Form 8-K filed on November 14, 2005).

4.3	Officer’s Certificate, dated May 2, 2006, reopening Initial Notes and reflecting issuance of Additional Notes.

4.4	Form of Notes and Guarantee (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Additional Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).